Debt	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Debt	DEBT
Debt consisted of the following at December 31:

(DOLLARS IN THOUSANDS)	Effective Interest Rate	2019	2018
2020 Notes(1)	3.69%	$299,381	$298,499
2021 Euro Notes(1)	0.82%	334,561	337,704
2023 Notes(1)	3.30%	299,004	298,698
2024 Euro Notes(1)	1.88%	558,124	564,034
2026 Euro Notes(1)	1.93%	890,183	899,886
2028 Notes(1)	4.57%	396,688	396,377
2047 Notes(1)	4.44%	493,571	493,151
2048 Notes(1)	5.12%	785,996	785,788
Term Loan(1)	3.65%	239,621	349,163
Amortizing Notes(1)	6.09%	82,079	125,007
Bank overdrafts and other		3,131	4,695
Deferred realized gains on interest rate swaps		57	57
Total debt		$4,382,396	$4,553,059
Less: Short term borrowings(2)		(384,958)	(48,642)
Total Long-term debt		$3,997,438	$4,504,417

_______________________

(1)	Amount is net of unamortized discount and debt issuance costs.

(2)	Includes bank borrowings, overdrafts and current portion of long-term debt.
Term Loan
On June 6, 2018 and amended on July 13, 2018, the Company entered into a term loan credit agreement to replace a portion of the bridge loan facility, reducing the amount of the bridge loan commitments by $350 million. Under the term loan credit agreement, the lenders thereunder committed to provide, subject to certain conditions, a senior unsecured term loan facility (as amended, "Term Loan") in an original aggregate principal amount of up to $350.0 million, maturing three years after the funding date thereunder. The proceeds from the term loan were received on October 3, 2018.
The Term Loan bears interest, at the Company’s option, at a per annum rate equal to either (x) an adjusted LIBOR rate plus an applicable margin varying from 0.75% to 2.00% or (y) a base rate plus an applicable margin varying from 0.00% to 1.00%, in each case depending on the public debt ratings for non-credit enhanced long-term senior unsecured debt issued by the Company. Loans under the Term Loan will amortize quarterly at a per annum rate of 10.0% of the aggregate principal amount of the loans made under the Term Loan on the funding date, commencing December 31, 2018, with the balance payable on October 3, 2021. The Company may voluntarily prepay the term loans without premium or penalty. The term loan credit agreement contains various covenants, limitations and events of default customary for similar facilities for similarly rated borrowers, including a maximum ratio of net debt to EBITDA of 4.50x with step-downs over time.
During the first, third and fourth quarter of 2019, the Company made payments of $25 million, $42 million and $43 million, respectively, on the Term Loan.
Credit Facility
On May 21, 2018, June 6, 2018 and July 13, 2018, the Company and certain of its subsidiaries amended and restated the Company’s existing amended and restated credit agreement with Citibank, N.A., as administrative agent (as amended, the “Credit Facility”) in connection with the acquisition of Frutarom, to, among other things (i) extend the maturity date of the Credit Facility until June 6, 2023, (ii) increase the maximum ratio of net debt to EBITDA on and after the closing date of the acquisition and (iii) increase the drawn down capacity to $1.0 billion, consisting of a $585 million tranche A revolving credit facility (which provides for borrowings available in U.S. dollars, euros, Swiss francs, Japanese yen and/or British pounds sterling, with a sublimit of $25 million for swing line borrowings) (“Tranche A”) and a $415 million tranche B revolving credit facility (which provides for borrowings available in U.S. dollars, euros, Swiss francs, Japanese yen and/or British pounds sterling, with sublimits of €50 million and $25 million for swing line borrowings) (“Tranche B” and, together with Tranche A, the “Revolving Facility”). The interest rate on the Revolving Facility will be, at the applicable borrower’s option, a per annum rate equal to either (x) an adjusted LIBOR rate plus an applicable margin varying from 0.75% to 1.75% or (y) a base rate plus an applicable margin varying from 0.00% to 0.750%, in each case depending on the public debt ratings for non-credit enhanced long-term senior unsecured debt issued by the Company. Other terms and covenants under the Credit Facility remain substantially unchanged.
The Credit Facility is available for general corporate purposes of each borrower and its subsidiaries. The obligations under the Credit Facility are unsecured and the Company has guaranteed the obligations of each other borrower under the Credit Facility. The Company pays a commitment fee on the aggregate unused commitments; such fee is not material.
In connection with the Credit Facility, the Company incurred $0.7 million of debt issuance costs. As of December 31, 2019, the Company was in compliance with all covenants under this Credit Facility. Total availability under the Credit Facility was $1.0 billion, with no outstanding borrowings as of December 31, 2019. As the Credit Facility is a multi-year revolving credit agreement, the Company classifies as long-term debt the portion that it has the intent and ability to maintain outstanding longer than 12 months.
2018 Senior Unsecured Notes
On September 26, 2018, the Company issued $300 million aggregate principal amount of senior unsecured notes that mature on September 25, 2020 (the “2020 Notes”). The 2020 Notes bear interest at a rate of 3.40% per year, payable semi-annually on March 25 and September 25 of each year, beginning March 25, 2019. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $298.9 million.
On September 25, 2018 the Company issued €300 million aggregate principal amount of senior unsecured notes that mature on September 25, 2021 (the “2021 Euro Notes”). The 2021 Notes bear interest at a rate of 0.5% per year, payable annually on September 25 of each year, beginning September 25, 2019. Total proceeds from the issuance of the 2021 Notes, net of underwriting discounts and offering costs, were €297.7 million ($349.5 million in USD).
On September 25, 2018, the Company issued €800 million aggregate principal amount of senior unsecured notes that mature on September 25, 2026 (the “2026 Euro Notes”). The 2026 Notes bear interest at a rate of 1.8% per year, payable annually on September 25 of each year, beginning September 25, 2019. Total proceeds from the issuance of the 2026 Notes, net of underwriting discounts and offering costs, were €794.1 million ($932.2 million in USD).
On September 26, 2018, the Company issued $400 million aggregate principal amount of senior unsecured notes that mature on September 26, 2028 (the “2028 Notes”). The 2028 Notes bear interest at a rate of 4.45% per year, payable semi-annually on March 26 and September 26 of each year, beginning March 26, 2019. Total proceeds from the issuance of the 2028 Notes, net of underwriting discounts and offering costs, were $397.0 million.
On September 26, 2018, the Company issued $800 million aggregate principal amount of senior unsecured notes that mature on September 26, 2048 (the “2048 Notes” and collectively with the 2021 Euro Notes, 2026 Euro Notes, 2020 Notes, 2028 Notes, the "2018 Senior Unsecured Notes"). The 2048 Notes bear interest at a rate of 5.0% per year, payable semi-annually on March 26 and September 26 of each year, beginning March 26, 2019. Total proceeds from the issuance of the 2048 Notes, net of underwriting discounts and offering costs, were $787.2 million.
As discussed in Note 17, the 2021 Euro Notes and 2026 Euro Notes have been designated as a hedge of the Company's net investment in certain subsidiaries.
Tangible Equity Units - Senior Unsecured Amortizing Notes
On September 17, 2018, in connection with the issuance of the TEUs, the Company issued $139.5 million aggregate principal amount of Amortizing Notes. The Amortizing Notes mature on September 15, 2021. Each quarterly cash installment payment of $0.75 (or, in the case of the installment payment due on December 15, 2018, $0.73333) per Amortizing Note will constitute a partial repayment of principal and a payment of interest, computed at an annual rate of 3.79%. Interest will be calculated on the basis of a 360 day year consisting of twelve 30 day months. Payments will be applied first to the interest due and payable and then to the reduction of the unpaid principal amount, allocated as set forth in the amortization schedule in the indenture governing the Amortizing Notes. See Note 8 for further information on the TEUs.
There are no covenants or provisions in the indenture related to the TEUs that would afford the holders of the amortizing notes protection in the event of a highly leveraged transaction, reorganization, restructuring, merger or similar transaction involving the Company that may adversely affect such holders. If a fundamental change occurs, or if the Company elects to settle the SPCs early, then the holders of the Amortizing Notes will have the right to require the Company to repurchase the Amortizing Notes at a repurchase price equal to the principal amount of the Amortizing Notes as of the repurchase date plus accrued and unpaid interest. The indenture also contains customary events of default which would permit the holders of the Amortizing Notes to declare the notes to be immediately due and payable if not cured within applicable grace periods, including the failure to make timely installment payments on the notes or other material indebtedness, failure to give notice of a fundamental change and specified events of bankruptcy and insolvency.
2047 Notes
On May 18, 2017, the Company issued $500.0 million face amount of 4.375% Senior Notes ("2047 Notes") due 2047 at a discount of $1.8 million. The Company received proceeds related to the issuance of these 2047 Notes of $493.9 million which was net of the $1.8 million discount and $4.4 million in underwriting fees (recorded as deferred financing costs). In addition, the Company incurred $0.9 million in legal and professional costs associated with the issuance and such costs were recorded as deferred financing costs. In connection with the debt issuance, the Company entered into pre-issuance hedging transactions that were settled upon issuance of the debt and resulted in a loss of approximately $5.3 million. The discount, deferred financing costs and pre-issuance hedge loss are being amortized as interest expense over the 30 year term of the debt. The 2047 Notes bear interest at a rate of 4.375% per annum, with interest payable semi-annually on June 1 and December 1 of each year, commencing on December 1, 2017. The 2047 Notes will mature on June 1, 2047.
2024 Euro Notes
On March 14, 2016, the Company issued €500.0 million face amount of 1.75% Senior Notes ("2024 Euro Notes") due 2024 at a discount of €0.9 million. The Company received proceeds related to the issuance of these 2024 Euro Notes of €496.0 million which was net of the €0.9 million discount and €3.1 million underwriting discount (recorded as deferred financing costs). In addition, the Company incurred $1.3 million of other deferred financing costs in connection with the debt issuance. In connection with the debt issuance, the Company entered into pre-issuance hedging transactions that were settled upon issuance of the debt and resulted in a loss of approximately $3.2 million. The discount, deferred financing costs and pre-issuance hedge loss are being amortized as interest expense over the eight year term of the debt. The 2024 Euro Notes bear interest at a rate of 1.75% per annum, with interest payable on March 14 of each year, commencing on March 14, 2017. The 2024 Euro Notes will mature on March 14, 2024.
As discussed in Note 17, the 2024 Euro Notes have been designated as a hedge of the Company's net investment in certain subsidiaries.
2023 Notes
On April 4, 2013, the Company issued $300.0 million face amount of 3.20% Senior Notes (“2023 Notes”) due 2023 at a discount of $0.3 million. The Company received proceeds related to the issuance of these 2023 Notes of $297.8 million which was net of the $0.3 million discount and a $1.9 million underwriting discount (recorded as deferred financing costs). In addition, the Company incurred $0.9 million of other deferred financing costs in connection with the debt issuance. The discount and deferred financing costs are being amortized as interest expense over the term of the 2023 Notes. The 2023 Notes bear interest at a rate of 3.20% per year, with interest payable on May 1 and November 1 of each year, commencing on November 1, 2013. The 2023 Notes mature on May 1, 2023.
Redemption Provisions
The 2018 Senior Unsecured Notes, 2023 Notes, 2024 Euro Notes and 2047 Notes (collectively, the "Notes") share the same redemption provisions. Upon 30 days’ notice to holders of the Notes, the Company may redeem the Notes for cash in whole, at any time, or in part, from time to time, prior to maturity, at redemption prices that include accrued and unpaid interest and a make-whole premium, as specified in the indenture governing the Notes. However, no make-whole premium will be paid for redemptions of each note on or after the following date:

Note	Redemption Date
2020 Notes	September 25, 2020
2021 Euro Notes	August 25, 2021
2023 Notes	February 1, 2023
2024 Euro Notes	December 14, 2023
2026 Euro Notes	June 25, 2026
2028 Notes	June 26, 2028
2047 Notes	December 1, 2046
2048 Notes	March 26, 2048

The indenture of each note provides for customary events of default and contains certain negative covenants that limit the ability of the Company and its subsidiaries to grant liens on assets, or to enter into sale-leaseback transactions. In addition, subject to certain limitations, in the event of the occurrence of both (1) a change of control of the Company and (2) a downgrade of the Notes below investment grade rating by both Moody’s Investors Services, Inc. and Standard & Poor’s Ratings Services within a specified time period, the Company will be required to make an offer to repurchase the Notes at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to the date of repurchase.
Outstanding Borrowings
The following table shows the contractual maturities of the Company's long-term debt as of December 31, 2019.

	Payments Due by Period
(DOLLARS IN THOUSANDS)	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
2020 Notes	$300,000	$300,000	$—	$—	$—
2021 Euro Notes	336,360	—	336,360	—	—
2023 Notes	300,000	—	—	300,000	—
2024 Euro Notes	560,600	—	—	560,600	—
2026 Euro Notes	896,960	—	—	—	896,960
2028 Notes	400,000	—	—	—	400,000
2047 Notes	500,000	—	—	—	500,000
2048 Notes	800,000	—	—	—	800,000
Term Loan	240,000	35,000	205,000	—	—
Amortizing Notes	83,433	47,001	36,432	—	—
Total	$4,417,353	$382,001	$577,792	$860,600	$2,596,960

Commercial Paper
Commercial paper issued by the Company generally has terms of 90 days or less. As of December 31, 2019, and 2018, there was no commercial paper outstanding. The Credit Facility is used as a backstop for the Company's commercial paper program. The Company did not draw any commercial paper during 2019, and the maximum amount of commercial paper outstanding during 2018 was $85 million.